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EXHIBIT 10.5

                       SECOND AMENDMENT TO PROMISSORY NOTE
                       -----------------------------------
                                    (Penson)



         This Second Amendment to Promissory Note dated as of May __, 2002 (the "SECOND AMENDMENT"), is executed by and between A.B. Watley Group Inc., a Delaware corporation (the "BORROWER") and Penson Financial Services, Inc., a North Carolina corporation (the "LENDER").

                                    RECITALS

         A. As of March 27, 2002, the Borrower executed a certain promissory note (the "PENSON PROMISSORY NOTE") that was payable to the Lender.

         B. As of April 11, 2002, the Borrower and the Lender executed a certain First Amendment to Promissory Note (the "FIRST AMENDMENT"; the Penson Promissory Note, as amended by the First Amendment, herein referred to as the "ORIGINAL NOTE") amending the Penson Promissory Note in certain respects as set forth therein.

         C. The Borrower and the Lender now desire to further amend the Original Note as hereinafter set forth.

                                    AGREEMENT

         In consideration of the agreements contained herein, the Borrower and the Lender hereby agree as follows:

         Section 1. DEFINITIONS. All capitalized terms not otherwise defined herein shall have the meanings set forth in the Original Note. The first two paragraphs of Section 1 of the Original Note are hereby incorporated by reference herein. The term "Note" as defined in Section 1 of the Original Note is hereby amended to mean the Penson Promissory Note, as the same was amended by the First Amendment, as the same is further amended by this Second Amendment, and as the same may be further amended or modified from time to time.

         Section 2. AMENDMENTS. All references in the Original Note and the Schedules thereto to the maximum principal amount of the Original Note are hereby amended to refer to a maximum principal amount of THREE MILLION THREE HUNDRED THOUSAND AND NO/100 DOLLARS ($3,300,000.00). All references in the Original Note and the Schedules thereto to the maximum amount of the Lender`s Commitment are hereby amended to refer to a maximum amount of THREE MILLION THREE HUNDRED THOUSAND AND NO/100 DOLLARS ($3,300,000.00), provided that, notwithstanding anything to the contrary contained in the Note, it is agreed that the $1,500,000.00 in additional Loan availability being provided by the Lender to the Borrower contemporaneously with the execution of this Second Amendment (a) shall be subject to the conditions precedent set forth in Section 8(b) of the Note, and (b) shall be subject to the further condition precedent that the Lender, acting in its sole discretion, shall have approved the making of all such Loans to the Borrower.



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         Section 3. REPRESENTATIONS AND WARRANTIES.  The Borrower represents and warrants to the Lender that: (a) there exists no Default or Event of Default or condition or act that constitutes, or with notice or lapse of time would constitute, an Event of Default under the Note; (b) the Borrower has conformed and complied in all material respects with the covenants, agreements and conditions contained in the Note required to be conformed and complied with, and
(c) the representations of the Borrower contained in the Note were true and correct when made and are true and correct in all material respects at the time of delivery of the Second Amendment.

         Section 4. EFFECT OF AMENDMENT. Except as expressly stated herein, (a) the Note and the documents executed in connection therewith (including the Security Documents) are and shall be unchanged and remain in full force and effect, and (b) this Second Amendment shall not constitute a waiver of any Default or Event of Default or a waiver of the right of the Lender to insist upon compliance with any term, covenant, condition, or provision of the Note and such documents, as amended hereby. Except as specifically stated herein, the execution and delivery of this Second Amendment shall in no way release, harm or diminish, impair, reduce or otherwise affect, the respective obligations and liabilities under the Note and such documents, all of which shall continue in full force and effect.

         Section 5. MISCELLANEOUS. This Second Amendment is a contract made under and shall be construed in accordance with and governed by the laws of the state of New York. This Second Amendment shall benefit and bind the parties hereto and their respective assigns, successors and legal representatives. This Second Amendment may be executed in two or more counterparts, and it shall not be necessary that the signatures of all parties hereto be contained on any one counterpart hereof; each counterpart shall be deemed an original, but all of which together shall constitute one and the same instrument. All titles or headings to the sections or other divisions of this Second Amendment are only for the convenience of the parties and shall not be construed to have any effect or meaning with respect to the other content of such sections, subsections or the divisions, such other content being controlling as to the agreement between the parties hereto.



                            [SIGNATURE PAGES FOLLOW]




                                       2
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         IN  WITNESS  WHEREOF,  the  parties  hereto  have  caused  this  Second
Amendment to be executed as of the date first above written.



                                       A.B. WATLEY GROUP INC.



                                       By:_____________________________
                                            Name:
                                            Title:


                                      S-1

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                                     PENSON FINANCIAL SERVICES, INC.



                                     By:_____________________________
                                          Name:
                                          Title:





                                      s-2


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